CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated April 7, 1999 to the Prospectus dated November 27, 1998

The Board of Directors of Mutual Management Corp. ("MMC") as voted to change the name of MMC to SSBC Fund Management Inc. ("SSBC"), effective February 23, 1999.

On March 3, 1999 the Trust's Board of Trustees approved the following:

? The hiring of Kern Capital Management LLC ("Kern") as an additional investment advisor to Small Capitalization
Growth Investments ("Small Capitalization Growth Portfolio").
The Consulting Group, a division of SSBC, the Trust's Manager, recommended the hiring of an additional active manager due to the termination of investment advisory agreements with Montgomery Asset Management, LLC and Berger Associates, Inc.
in 1998. The hiring of Kern has resulted in the entering into of an investment advisory agreement effective April 1, 1999, between SSBC and Kern. Under the terms of the agreement, Kern will be receiving 0.50% for its services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Small Capitalization Growth
Portfolio allocated to Kern. Kern, located in New York, New York, was founded in 1997 and currently manages in excess of $475 million in assets. With the hiring of Kern, the structure of the Small Capitalization Growth Portfolio will be as follows:
Westpeak 20%; Wall Street 20%; Mellon Capital 50%; and Kern 10%.

? The hiring of Chartwell Investment Partners ("Chartwell") as an additional investment advisor to Large Capitalization Value Equity Investments
("Large Capitalization Value Portfolio").  The Consulting Group,
 a division of SSBC, recommended Chartwell as an additional advisor because it was determined that their investment style would complement the investment style of the Portfolio's other "active" investment advisor- TBCAM. Chartwell employs "top-down" and "bottom-up" techniques while TBCAM implements primarily "bottom-up" techniques.
The hiring of Chartwell has resulted in the entering into of an investment advisory agreement effective April 1, 1999 between SSBC and Chartwell. Under the terms of the agreement, Chartwell will be receiving a fee of 0.30% that is computed daily and paid monthly based on the value of the average net assets of the Large Capitalization Value Portfolio allocated to Chartwell. Chartwell, located in Berwyn, Pennsylvania, was founded in 1997 and currently manages in excess of $2.7 billion in assets. With the hiring of Chartwell, the structure of the Large Capitalization Value Portfolio will be as follows:
Parametric 65%; TBCAM 10%; Barclays 10%; and Chartwell 15%.

? The hiring of Marvin & Palmer Associates, Inc. ("M&P") as an additional investment advisor to International Equity Investments ("International Equity Portfolio").
The Consulting Group, a division of SSBC, recommended M&P as an additional advisor because it was determined that their investment style would complement the investment style of the Portfolio's other "active" investment advisor- Oeschle. M&P is a "top-down" style investment manager while Oeschle is a contrarian style investment manager. The hiring of M&P has resulted in the entering into of an investment advisory agreement effective April 1, 1999 between SSBC and M&P. Under the terms of the agreement, M&P will be receiving a fee of 0.40% that is computed daily and paid monthly based on the value of the average net assets of the International Equity Portfolio allocated to M&P.
M&P, located in Wilmington, Delaware, was founded in 1986 and currently manages in excess of $7.7 billion in assets.
With the hiring of M&P, the structure of the International Equity Portfolio will be as follows: State Street 50%; Oeschle 30%; and M&P 20%.

? The hiring of Pacific Investment Management Company ("PIMCO") as an additional investment advisor to Intermediate Fixed Income Investments ("Intermediate Fixed Income Portfolio"). The Consulting Group, a division of SSBC, recommended PIMCO as an additional advisor because it was determined that their investment style would complement the investment style of the Portfolio's other investment advisor- Standish, Ayer. PIMCO employs all "top-down" and "bottom-up" investment techniques while Standish, Ayer employs sector rotation and credit analysis. The hiring of PIMCO has resulted in the entering into of an investment advisory agreement effective April 1, 1999 between SSBC and PIMCO. Under the terms of the agreement, PIMCO will be receiving a fee of 0.25% that is computed daily and paid monthly based on the value of the average net assets of the Intermediate Fixed Income Portfolio allocated to PIMCO.
PIMCO, located in Newport Beach,
California, was founded in 1971 and
currently manages in excess of $158 billion in assets. With the hiring of PIMCO, the structure of the Intermediate Fixed Income Portfolio will be as follows:
Standish, Ayer 70% and PIMCO 30%.

? A new investment advisory agreement between SSBC and Standish, Ayer reflecting a decrease in the advisory fee paid by SSBC to Standish, Ayer on behalf of Intermediate Fixed Income Portfolio.
Pursuant to this new agreement, SSBC will pay
 Standish, Ayer 0.20% of the first $200 million and 0.15% thereafter on the assets of the Intermediate Fixed Income Portfolio allocated to Standish, Ayer.

Shareholders of the Small Capitalization Growth Portfolio,
Large Capitalization Value Portfolio, International Equity Portfolio and Intermediate Fixed Income Portfolio will soon receive an information statement regarding these changes.

? An amendment to the Trust's investment policies to permit
Julius Baer, the investment advisor to International Fixed Income Portfolio to invest in emerging markets debt. Emerging market debt instruments may enhance the International Fixed Income Portfolio's performance and maintain diversification of the International Fixed Income Portfolio;
however, their use involves certain
risks that may not be found in other mutual fund investments.
Julius Baer is authorized to invest up to 10% of the International Fixed Income Portfolio's net assets in this type of debt instrument.

? An amendment to the Trust's investment policies to permit
Seix Investment Advisors ("Seix"), an investment advisor to Balanced Investments ("Balanced Portfolio") to invest in mortgage related securities and forward roll transactions. Since Seix uses the Lehman Aggregate Index which contains mortgage related securities, as its benchmark, Seix needs the capability to invest in mortgage related securities. The ability to participate in forward roll transactions may enhance the Balanced Portfolio's current income.


On December 17, 1998 the Trust's Board of Trustees approved the following:

? The termination of Palley-Needelman as investment advisor to the Balanced Portfolio. Palley-Needelman will be replaced with Laurel Capital Advisors, LLP ("Laurel Capital") who will manage the equity portion of the Balanced Portfolio and Seix who will manage the fixed-income portion of the Balanced Portfolio.
Laurel Capital and Seix will manage approximately 60% and 40% respectively of the Balanced Portfolio's assets. Laurel Capital will seek the Balanced Portfolio's investment objective of total return by investing primarily in common stocks that are undervalued and which exhibit improving earnings momentum. Laurel Capital will attempt to remain fully invested, while maintaining sector weightings similar to the S&P 500 Index.
  Seix combines traditional research with proprietary analysis that seeks to identify undervalued fixed-income securities such as U.S. government securities and corporate bonds. Seix places an emphasis on those securities that have a potential for income while maintaining a duration that is approximately equal to the Lehman
Aggregate Index. Pursuant to investment advisory agreements entered into between the Trust's Manager, SSBC (formerly MMC) and Laurel Capital and Seix, Laurel Capital and Seix will receive
0.30% and 0.25% respectively, a fee that is computed daily and paid monthly based on the value of the average net assets of the Balanced Portfolio allocated to each advisor. Laurel Capital, located in Pittsburgh, Pennsylvania is an affiliate of The Mellon Bank and currently manages approximately $13 billion in assets. Seix, located in Woodcliff Lake, New Jersey manages approximately $3.6 billion in assets.

? The hiring of Barclays Global Fund Advisors ("Barclays") as an additional investment advisor to
Large Capitalization Value Equity Investments
("Large Capitalization Value Portfolio"). The Consulting Group, a division of SSBC (formerly MMC), recommended Barclays as an additional advisor because it was determined that their pure index investment style would complement the investment style of the Portfolio's other investment advisors- TBCAM and Parametric. The hiring of Barclays resulted in the entering into of an investment advisory agreement dated January 4, 1999 between SSBC (formerly MMC) and Barclays.
Under the terms of the agreement, Barclays will be receiving a fee of 0.02% that is computed daily and paid monthly based on the value of the average net assets of the Large Capitalization Value Portfolio allocated to Barclays.
With the hiring of Barclays, the structure of the Large Capitalization Value Portfolio will be as follows: Parametric 55%;
TBCAM 20% and Barclays 25%.

? A new investment advisory agreement between SSBC (formerly MMC) and Provident reflecting a decrease in the advisory fee paid by SSBC to Provident on behalf of Large Capitalization Growth
Investments ("Large Capitalization Growth Portfolio").
Pursuant to this new agreement, SSBC will pay Provident
0.30% of the first $100 million and 0.25% thereafter on the assets of the Large Capitalization Growth Portfolio allocated to Provident.

Shareholders of the Balanced, Large Capitalization Growth and Large Capitalization Value Portfolios will soon receive an information statement regarding these changes.



FD 0


G:\Fund Accounting\Legal\FUNDS\TRAK\1999\SECDOCS\399stke.doc